    As filed with the Securities and Exchange Commission on July 31, 1998

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement             / / Confidential, for Use of
                                                the Commission Only
/x/ Definitive Proxy Statement          (as permitted by Rule
   14a-6(e)(2))

/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        MUNIVEST NEW JERSEY FUND, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

   ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

   ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

   ------------------------------------------------------------------------
    (5) Total fee paid:

    / / Fee paid previously with preliminary materials:

   ------------------------------------------------------------------------

   / / Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   ------------------------------------------------------------------------
    (1) Amount Previously Paid:
   ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

   ------------------------------------------------------------------------
    (3) Filing Party:

   ------------------------------------------------------------------------
    (4) Date Filed:

                         MUNIVEST NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 14, 1998

TO THE STOCKHOLDERS OF MUNIVEST NEW JERSEY FUND, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the

'Meeting') of MuniVest New Jersey Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, September 14, 1998 at 10:45 a.m. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 31, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors



                                          PATRICK D. SWEENEY
                                          Secretary

Plainsboro, New Jersey
Dated: July 31, 1998

                                PROXY STATEMENT

                            ------------------------

                     MUNIVEST NEW JERSEY INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 14, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest New Jersey Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, September 14, 1998 at 10:45 a.m. The approximate mailing date of this Proxy Statement is August 3, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1998, the Fund had outstanding 5,497,953 shares of common stock, par value $.10 per share ('Common Stock'), and 1,500 shares of auction market preferred stock, par value $.05 per share and liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of July 15, 1998, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or more than five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the five (5) persons designated as Directors to be elected by holders of AMPS and Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                          OWNED AT
                                                                                                       JULY 15, 1998
                                                           PRINCIPAL OCCUPATIONS                       --------------
                                                          DURING PAST FIVE YEARS            DIRECTOR   COMMON
       NAME AND ADDRESS OF NOMINEE         AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE     STOCK   AMPS
-----------------------------------------  ----  -----------------------------------------  ---------  -------  -----

Donald Cecil(1)(2) ......................   71   Special Limited Partner of Cumberland        1993        0       0
  Cumberland Associates                            Partners (an investment partnership)
  1114 Avenue of the Americas                      since 1982; Member of Institute of
  New York, New York 10036                         Chartered Financial Analysts; Member
                                                   and Chairman of Westchester County
                                                   (N.Y.) Board of Transportation.

M. Colyer Crum(1)(2) ....................   66   President and Director of M. Colyer Crum     1993        0       0
  104 Westcliff Road                               & Associates, Inc.; Currently James R.
  Weston, Massachusetts 02493                      Williston Professor of Investment
                                                   Management Emeritus, Harvard Business
                                                   School; James R. Williston Professor of
                                                   Investment Management, Harvard Business
                                                   School, from 1971 to 1996; Director of
                                                   Cambridge Bancorp and Sun Life
                                                   Assurance Company of Canada.

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A CLASS:

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                          OWNED AT
                                                                                                       JULY 15, 1998
                                                           PRINCIPAL OCCUPATIONS                       --------------
                                                          DURING PAST FIVE YEARS            DIRECTOR   COMMON
         NAME ADDRESS OF NOMINEE           AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE     STOCK   AMPS
-----------------------------------------  ----  -----------------------------------------  ---------  -------  -----
Edward H. Meyer(1)(2) ...................   71   President of Grey Advertising Inc. since     1993        0       0
  Grey Advertising Inc.                            1968, Chief Executive Officer since
  777 Third Avenue                                 1970 and Chairman of the Board of
  New York, New York 10017                         Directors since 1972; Director of The
                                                   May Department Stores Company, Bowne &
                                                   Co., Inc. (financial printers), Ethan
                                                   Allen Interiors, Inc. and Harman
                                                   International Industries, Inc.
Jack B. Sunderland(1)(2) ................   69   President and Director of American           1993        0       0
  P.O. Box 7                                       Independent Oil Company, Inc. (an
  West Cornwall, Connecticut 06796                 energy company) since 1987; Member of
                                                   Council on Foreign Relations since
                                                   1971.
J. Thomas Touchton(1)(2) ................   59   Managing Partner of The Witt-Touchton        1993        0       0
  Suite 3405                                       Company and its predecessor, The Witt
  One Tampa City Center                            Co. (a private investment partnership)
  201 North Franklin Street                        since 1972; Trustee Emeritus of
  Tampa, Florida 33602                             Washington and Lee University; Director
                                                   of TECO Energy, Inc. (an electric
                                                   utility holding company).
Fred G. Weiss(1)(2)(3) ..................   56   Managing Director of FGW Associates since    1998        0       0
  5141 Via Amalfi Drive                            1997; Vice President, Planning,
  Boca Raton, Florida 33496                        Investment and Development of Warner
                                                   Lambert Co. from 1979 to 1997; Director
                                                   of Noven Corporation (a pharmaceutical
                                                   company) since 1997.
Arthur Zeikel(1)* .......................   66   Chairman of Fund Asset Management, L.P.      1993        0       0
  800 Scudders Mill Road                           ('FAM') and MLAM (which terms as used
  Plainsboro, New Jersey 08536                     herein include their corporate
                                                   predecessors) since 1997; President of
                                                   FAM and MLAM from 1977 to 1997;
                                                   Chairman of Princeton Services, Inc.
                                                   ('Princeton Services') since 1997 and
                                                   Director thereof since 1993; President
                                                   of Princeton Services from 1993 to
                                                   1997; Executive Vice President of
                                                   Merrill Lynch & Co. Inc. ('ML & Co.')
                                                   since 1990.

------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors and Officers' below.
(2)    Member of the Audit Committee of the Board of Directors.
(3)    On February 3, 1998, Fred G. Weiss was elected a Director of the Fund.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee that consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended October 31, 1997, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors, other than Mr. Weiss, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which they served during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the 'SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,500 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $22,725 for the fiscal year ended October 31, 1997.

     The following table sets forth, for the fiscal year ended October 31, 1997, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Directors.

                                                            PENSION OR RETIREMENT       AGGREGATE COMPENSATION FROM
                                          COMPENSATION    BENEFITS ACCRUED AS PART           FUND AND FAM/MLAM
NAME OF DIRECTOR                           FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO DIRECTORS
----------------                          ------------    -------------------------   -------------------------------
Donald Cecil(1)                              $4,500                 None                         $ 275,850
M. Colyer Crum(1)                            $4,500                 None                         $ 115,600
Edward H. Meyer(1)                           $4,500                 None                         $ 222,100
Jack B. Sunderland(1)                        $4,500                 None                         $ 132,600
J. Thomas Touchton(1)                        $4,500                 None                         $ 132,100
Fred G. Weiss(1)                             $    0                 None                         $       0

------------------
(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Cecil (33 registered investment companies consisting of 33 portfolios), Mr. Crum (15 registered investment companies consisting of 15 portfolios); Mr. Meyer (33 registered investment companies consisting of 33 portfolios), Mr. Sunderland (18 registered investment companies consisting of 30 portfolios); Mr. Touchton (18 registered investment companies consisting of 30 portfolios); and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                             OFFICER
NAME AND PRINCIPAL OCCUPATION                                                       OFFICE            AGE     SINCE
-----------------------------                                                       ------            ---    -------
Arthur Zeikel ...................................................................   President         66       1993
  Chairman of FAM and MLAM since 1997; President of FAM and MLAM from 1977 to
  1997; Chairman of Princeton Services since 1997 and Director thereof since
  1993; President of Princeton Services from 1993 to 1997; Executive Vice
  President of ML & Co. since 1990.
Terry K. Glenn ..................................................................   Executive Vice    57       1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President        President
  and Director of Princeton Services since 1993; President of Princeton Funds
  Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.
Vincent R. Giordano .............................................................   Senior Vice       53       1993
  Senior Vice President of FAM and MLAM since 1984; Senior Vice President of           President
  Princeton Services
  since 1993.
Kenneth A. Jacob ................................................................   Vice President    47       1993
  First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to
  1997.
Theodore R. Jaeckel, Jr .........................................................   Vice President    38       1997
  Director (Municipal Tax-Exempt) of MLAM since 1997; Vice President of MLAM from
  1991 to 1997.
Donald C. Burke .................................................................   Vice President    38       1993
  First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to
  1997; Director of Taxation of MLAM since 1990.
Gerald Richard ..................................................................   Treasurer         49       1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of PFD since 1984 and Vice President since 1981.
Patrick D. Sweeney ..............................................................   Secretary         44       1997
  First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to
  1997.

     Stock Ownership. At July 15, 1998 the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ('E&Y'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for other investment companies for which FAM or MLAM acts as investment adviser. The fees received by E&Y from these other entities are greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for these other investment companies in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of E&Y as independent auditors.

     The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS voting separately as a class and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. At a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of AMPS, voting separately as a class in person or by proxy, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS (Item 1); (ii) the affirmative vote of a majority of the votes cast by the holders of AMPS and Common Stock, voting together as a single class in person or by proxy, is required for the election of the remaining Directors (Item 1); and (iii) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS, voting together as a single class in person or by proxy.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. Merrill Lynch has advised the Fund that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the vote on either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1997 to any stockholder upon request. Such requests should be directed to MuniVest New Jersey Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in April, 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 20, 1998.

                                          By Order of the Board of Directors


                                          PATRICK D. SWEENEY
                                          Secretary

Dated: July 31, 1998

--------------------------------------------------------------------------------

                                                                  COMMON STOCK

                        MUNIVEST NEW JERSEY FUND, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                  P R O X Y

         This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest New Jersey Fund, Inc.
(the "Fund") held of record by the undersigned on July 15, 1998 at the annual meeting of stockholders of the Fund to be held on September 14, 1998 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please mark boxes / / /x/ in blue or black ink.

1. ELECTION OF DIRECTORS   FOR all nominees listed below                  WITHHOLD AUTHORITY
                           (except as marked to the contrary below) / /   to vote for all nominees listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Edward H. Meyer, Jack B. Sunderland, J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /               AGAINST / /              ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:                            , 1998
      ----------------------------

X
 ---------------------------------------
              Signature

X
 ---------------------------------------
      Signature, if held jointly


  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                AUCTION MARKET
                                                                PREFERRED STOCK

                        MUNIVEST NEW JERSEY FUND, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                  P R O X Y

         This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1998 at the annual meeting of stockholders of the Fund to be held on September 14, 1998 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

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Please mark boxes / / /x/ in blue or black ink.

1. ELECTION OF DIRECTORS   FOR all nominees listed below                  WITHHOLD AUTHORITY
                           (except as marked to the contrary below) / /   to vote for all nominees listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Donald Cecil, M. Colyer Crum, Edward H. Meyer, Jack B. Sunderland, J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /               AGAINST / /              ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:                            , 1998
      ----------------------------

X
 ---------------------------------------
              Signature

X
 ---------------------------------------
      Signature, if held jointly


  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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